FVF-6/97stk

                        SUPPLEMENT DATED JUNE 1, 1997
                             TO THE PROSPECTUS OF
                           FRANKLIN VALUEMARK FUNDS
                              Dated May 1, 1997

The discussion under "Highlighted Risk Considerations - Foreign Transactions" is amended by adding the following text:

 Hong Kong is scheduled to revert to the sovereignty of China on July 1, 1997. As with any major political transfer of power, this could result in political, social, economic, market or other developments in Hong Kong, China or other countries that could affect the value of Fund investments.

The discussions under "Portfolio Operations - Templeton International Equity Fund, Templeton International Smaller Companies Fund" is amended by replacing it with the following text:

 Templeton International Equity Fund
 Howard J. Leonard
 Mark Beveridge
 William Howard

 Templeton International Smaller Companies Fund
 Simon Rudolph
 Peter A. Nori

The "Biographical Information" is amended by the addition of the following text:

 Howard J. Leonard
 Senior Vice President of Templeton Investment Counsel, Inc.

 Mr. Howard is a Chartered Financial Analyst and holds a bachelor of business administration degree in finance and economics from Temple University. Mr. Leonard manages the Templeton Global Opportunities Trust and has served on the portfolio team for the Templeton Latin American Fund since inception. Prior to joining the Franklin Templeton organization in 1989, Mr. Leonard was director of investment research at First Pennsylvania Bank. Mr. Leonard has managed the Templeton International Equity Fund since June 1997.

 Peter A. Nori
 Vice President of Templeton Investment Counsel, Inc.

 Mr. Nori is a Chartered Financial Analyst and holds both a Master of Business Administration degree and a Bachelor of Science degree in finance from the University of San Francisco. After completing the Franklin management training program, Mr. Nori joined portfolio research in 1990 as an equity analyst and co-portfolio manager of the Franklin Convertible Securities Fund. In 1994, Mr. Nori joined the Templeton organization and currently is also the portfolio manager of Templeton American Trust, Inc. Mr. Nori has managed the Templeton International Smaller Companies Fund since June 1997.

 Simon Rudolph
 Vice President of Templeton Investment Counsel, Inc.

 Mr. Rudolph is a Chartered Accountant and holds a Bachelor of Arts degree in economic history from Durham University in England. Mr. Rudolph has been a securities analyst since 1986. Before joining the Franklin Templeton organization in 1997, he was an executive director with Morgan Stanley. Mr. Rudolph has managed the Templeton International Smaller Companies Fund since June 1997.